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                                                                Exhibit (a)(18)

                         NOTICE OF GUARANTEED DELIVERY

                       To Tender Shares of Common Stock

                                      of

                                   IBP, inc.

             Pursuant to Supplement No. 1 to the Offer to Purchase
                             dated January 5, 2001
                                      of

                         Lasso Acquisition Corporation
                         a wholly-owned subsidiary of

                               Tyson Foods, Inc.

   This form, or a form substantially equivalent to this form, must be used to accept the Offer (as defined below) if the shares of common stock of IBP, inc. and all other documents required by the Letter of Transmittal cannot be delivered to the Depositary by the expiration of the Offer. Such form may be delivered by hand, facsimile transmission, telex or mail to the Depositary. See Section 4 of Supplement No. 1 to the Offer to Purchase.

                       The Depositary for the Offer is:

                           Wilmington Trust Company

              By Mail:                         By Hand/Overnight Courier:
    Corporate Trust Reorg. Svcs.                Wilmington Trust Company
      Wilmington Trust Company             1105 North Market Street, 1st Floor
            P O Box 8861                          Wilmington, DE 19801
      Wilmington, DE 19899-8861             Attn: Corporate Trust Operations

                                 By Facsimile:
                                (302) 651-1079

                             Confirm by Telephone:
                                (302) 651-8869

   DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE TRANSMISSION TO A NUMBER OTHER THAN AS LISTED ABOVE, DOES NOT CONSTITUTE A VALID DELIVERY.

   SHARES TENDERED IN THE OFFER WHICH, BECAUSE OF PRORATION, ARE NOT PURCHASED WILL BE DELIVERED TO THE EXCHANGE AGENT FOR THE EXCHANGE OFFER AND TREATED AS TENDERED IN THE EXCHANGE OFFER UNLESS YOU INDICATE OTHERWISE IN THE LETTER OF TRANSMITTAL OR IN A WRITTEN NOTICE TO THE DEPOSITARY.

   This Notice of Guaranteed Delivery is not to be used to guarantee signatures. If a signature on a Letter of Transmittal is required to be guaranteed by an "eligible guarantor institution" under the instructions thereto, such signature guarantee must appear in the applicable space provided in the signature box on the Letter of Transmittal.
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Ladies and Gentlemen:

   The undersigned hereby tenders to Lasso Acquisition Corporation (the "Purchaser"), a Delaware corporation and a wholly-owned subsidiary of Tyson Foods, Inc., upon the terms and subject to the conditions set forth in Supplement No. 1 to the Offer to Purchase dated January 5, 2001 and the related Letter of Transmittal (which together constitute the "Supplement to the Offer"), receipt of which is hereby acknowledged, shares of Common Stock, par value $0.05 per share (the "Shares"), of IBP, inc., a Delaware corporation, pursuant to the guaranteed delivery procedure set forth in Section 4 of the Supplement to the Offer.

                                                        SIGN HERE

_____________________________________     _____________________________________
 Certificate Numbers (if available)                     Signature


_____________________________________     _____________________________________
  [_] Check here if shares will be          (Name(s)) (Please Print) Name of
   tendered by book-entry transfer                Tendering Institution


_____________________________________
      Number of Shares tendered           _____________________________________
                                                        (Address)

_____________________________________
           Account Number                 _____________________________________
                                                       (Zip Code)

                                          _____________________________________
                                            (Area Code and Telephone Number)

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                                   GUARANTEE
                   (Not to be used for signature guarantee)

   The undersigned, a firm which is a bank, broker, dealer, credit union, savings association or other entity which is a member in good standing of a recognized Medallion Program approved by the Securities Transfer Association, Inc., including the Securities Transfer Agents Medallion Program (STAMP), the Stock Exchange Medallion Program (SEMP) and the New York Stock Exchange, Inc. Medallion Signature Program (MSP) or any other "eligible guarantor institution" (as such term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended), guarantees (a) that the above named person(s) "own(s)" the Shares tendered hereby within the meaning of Rule 14e-4 under the Securities Exchange Act of 1934, (b) that such tender of Shares complies with Rule 14e-4 and (c) to deliver to the Depositary the Shares tendered hereby, together with a properly completed and duly executed Letter(s) of Transmittal and certificates for the Shares to be tendered or an Agent's Message (as defined in the Offer to Purchase) in the case of a book-entry delivery, and any other required documents, all within three NYSE trading days of the date hereof.

     _______________________________________________________________
                                (Name of Firm)

     _______________________________________________________________
                            (Authorized Signature)

     _______________________________________________________________
                                    (Name)

     _______________________________________________________________
                                   (Address)

     _______________________________________________________________
                                  (Zip Code)

     _______________________________________________________________
                       (Area Code and Telephone Number)

   DO NOT SEND SHARE CERTIFICATES WITH THIS NOTICE OF GUARANTEE DELIVERY. SHARE CERTIFICATES SHOULD BE SENT WITH YOUR LETTER OF TRANSMITTAL.

Dated: January 5, 2001.

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